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                                                                    EXHIBIT 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA



NUMBER                                                      SHARES

                                                          CUSIP NO. 598622 10 8
                                    MIGRATEC

                   AUTHORIZED COMMON STOCK: 200,000,000 SHARES
                                  NO PAR VALUE



THIS CERTIFIES THAT


IS THE RECORD HOLDER OF (SPECIMEN)




                     Shares of MIGRATEC, INC. Common Stock

transferable on the books of the Corporation in person or by July authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                       [SEAL]

/s/ ILLEGIBLE                                     /s/ CURTIS OVERSTREET
-----------------------------------               -----------------------------
                          SECRETARY                                   PRESIDENT





        COUNTERSIGNED & REGISTERED
                                   --------------------------------------------
                                   COUNTERSIGNED
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NOTICE:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


          TEN COM - as tenants in common                           UNIF GIFT MIN ACT.......... Custodian............
          TEN ENT - as tenants by the entireties                                      (Cust)              (Minor)
          JT TEN - as joint tenants with right                                      under Uniform Gifts to Minors
                   of survivorship and not as tenants                                 Act...........................
                   in common                                                                  (State)

         Additional abbreviations may also on used though not in the above list

                      For Value Received,_____________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
         [                                    ]


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                        Shares
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 of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


                                                                       Attorney
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 to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -----------------------



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               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                       EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR
                       ANY CHANGE WHATEVER